Geospatial Corporation 8-K

Exhibit 99.1

August , 2015 Investor Presentation

Forward Looking Statements This investor presentation include s forward - looking statements, including management's assessment of future plans and operations , expected projects, business and development plans, capital expenditures and expected results of projects, cash flow, revenue, gross profit and earnings before interest, tax es, depreciation and amortization ("EBITDA"). These forward looking statements are based on management's expectations and are sub jec t to a number of risks and uncertainties that could materially affect the results. These risks include, but are not limited to those discussed in Geospatial Corporation’s filings with the SEC and the following : future commodity prices; oil and gas industry risks; environmental risks ; interest rates; competition; the ability to access sufficient capital from internal and external sources; and the ability to attract and retain key personnel. No representation can be, or is bein g, made with respect to the accuracy of the forward looking information or the ability of Geospatial Corporation to achieve the projected results. Due to th e risks, uncertainties and assumptions inherent in forward-looking statements, undue reliance should not be placed on these forward-looking statements. Forecast cash flow, revenue, gross profit and EBITDA are based on management's current budgets and development plans which ar e s ubject to change based on commodity prices, market conditions, potential timing delays and access to cash, available credit and third party participati on. Geospatial Corporation's capital budget has been prepared based upon anticipated costs for equipment and services which are subject to fluctuation based upon mar ket conditions, availability and potential changes or delays in capital expenditures. Although the forward - looking information contained herein is based upon assumptions which management believes to be reasonable, Geospatial Corporation cannot assure investors that actual results will be consistent w ith this forward - looking information. The forward looking statements or information contained in this presentation are made a s of the date hereof and Geospatial Corporation undertakes no obligation to update publicly or revise any forward looking statements or information, whether as a result of new information , f uture events or otherwise unless required by applicable securities laws. The information has been approved by management of Geospatial Corporation as of the date hereof and has been prepared for the purpose of providing management's current expectations of future operating results and Geospatial Corporatio n's ability to fund ongoing expenditures. Readers are cautioned that the information may not be appropriate for other purposes. 2

3 Management Introduction Mark Smith Chairman & CEO Mark founded the company in 2007 and has been leading it ever since He holds several patents covering various pipeline installation and rehabilitation technologies Has 20+ years of experience in underground infrastructure technology & management Troy Taggart President Troy joined the company in 2012 and has served as the president since 2013 Most recently, Mr. Taggart was Executive VP at Bacterin International, a leading human tissue processor and medical device company. (BONE ) Thomas Oxenreiter CFO Thomas joined the company in February of 2008 He has held finance roles at several Pittsburgh tech companies including IGate Corporation (Nasdaq: IGATE), SEEC, Inc., and UBICS, Inc. Andrew Merski CTO Andrew is the genius behind our GeoUnderground platform. He graduated from the University of Pittsburgh and has master degrees from Columbia University and the Hertie School of Governance Molly Zuccaro EVP Ops & Strategy Molly’s career covers 18 years as a senior Strategy and Operations executive at NAVTEQ as Director, POI Program Strategy – Manager Asia Pacific Projects & Ops and as Director, Global Content Integration Program. NAVTEQ is now HERE Maps, owned by Nokia.

The Opportunity

Underground Infrastructure Management - There Has to be a Better Way…

Current market solutions are unsafe, inefficient and in most cases not addressable to the core need. This creates a tremendous opportunity for a "Next Generation, Big Data Approach."



- Blueprints often do not represent what was actually built or later moved **and can be off by 1,000 feet**



- **Only detect metallic pipelines** and infrastructure with an electric charge



- **Projects are predominantly manual**, inefficient and based on solving a point problem



- Data is often **gathered with inaccurate surveying methods** and usually only recorded on paper and not accessible or reusable



- Attempts at mapping are often only 2D and based on bad legacy information and approximating



- No "smart" Big Data management tools to support decision making
- The American Water Works Association (AWWA) said that the **government needs to spend at least $1.34 trillion** to make every water pipe across the country capable of providing potable water



- There is **a line strike every 60 seconds** and a water main break every 90 seconds in North America costing billions of dollars every year



- In the 2 ½ hours it took to locate the burst 48" water main in Nicetown, PA, **lives and property were put in danger** and 10.5 million gallons of water were lost


They're Digging in the Wrong Place

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Smart Cities – The Future is Now S mart infrastructure is reducing hazards, complications and costs associated with the planning, design and renovations associated with water, sewage, electrical, gas and telecom by enabling cities to better maintain city infrastructure and efficiencies. Creating smart and sustainable c ities requires bringing an entire ecosystem together. Doing so not only allows integration of new technologies at all levels, it also helps to ensure that end - users enjoy the benefits of a smart c ity safely and seamlessly. By 2050, 70% of the world’s population is expected to live in urban environments. By reimagining the role of technology and connectivity as it applies to our infrastructure in today’s cities, not only are legacy challenges being addressed, but there are countless opportunities to build smart and sustainable solutions for the future. Smart Infrastructure Smart Buildings Smart Cities 6

7 Next Generation, Market Disruptive Approach Extremely accurate X,Y,Z (3D) Mappin g. Creating Big Data Geospatial is revolutionizing how people think about underground infrastructure by providing the ability to gather data, manage and “view” their assets in ways previously not possible Data collection & management Proprietary, web - based, secure, GIS mapping platform Multiple innovative mapping technologies, with up - to - date, easy - to - use tools and effective software + Cloud platform, visualization and management = Simple complete solution Extremely accurate 3 - D data Proprietary Platform Sticky customers Real time, sharable data All infrastructure mappable Enhancing asset value not just mapping 7

The Power of Big Data Owners and operators of underground infrastructure are faced with increasing stringent regulations to manage their assets in an efficient and responsible manner Geospatial’s disruptive solution is exposing the status quo of “I don’t know” or “Not possible” and “Close enough” as no longer an acceptable level of compliance Legal and insurance communities along with corporate risk managers are seeking ways to take advantage of next generation mapping and data management tools to improve litigation and liability risk profiles of owned assets Several studies in the last 15 years, based on various pilot projects around the world, have estimated a benefit as high as $21 for every dollar invested in underground infrastructure mapping projects The confluence of new enabling technologies, evidence of significant financial benefits and competitive advantage of a mapped city to attract development dollars, will drive adoption globally to accurately and digitally map and manage the world’s underground infrastructure The ability to provide Big Data is creating a need to accurately map and manage underground infrastructure . Big Data is not only starting to be recognized as a necessary risk mitigation tool, but also a newly found opportunity to earn very attractive returns on invested capital . 8

Company Overview

Company Overview Founded in 2007 with HQ in Sarver, PA with 12 employees Publicly traded on OTCQB under the symbol " GSPH " Revolutionizing the last “un - mapped” frontier - global underground infrastructure The Company is positioned as a recurring revenue, high margin information technology company utilizing a Software - as - a - Service (SaaS) model Flagship Product - GeoUnderground, a next generation, proprietary, cloud - based 3 - D mobile GIS platform Multiple sales channels via National Program and the Global Partner Program Full - Service customer experience is maximized from planning of projects to acquisition of data to ongoing long - term management of assets Geospatial is positioned to emerge as one of the first global players to manage and map the world’s underground infrastructure Investment Highlights Asset - Light Cost Structure Recurring Revenue with Great Margins Proprietary GIS Software Platform Clear, Addressable Problem Technology Creates Competitive Advantage Dynamic Management Team Untapped Market with Explosive Growth Potential 10

Game Changing Solution

GeoUnderground's software-as-a-service (SaaS) model is a web-based multi-user platform developed for those who need to manage and easily access critical infrastructure Big Data

- Effective "open-source" platform positions GeoUnderground as a value-added supplement to Standard Enterprise IT Solutions
- Integrated GIS technology and web-services designed to replace multiple legacy solutions
- Enables unprecedented level of interaction with underground assets in the field
- Creates wider scope of usability beyond GIS professionals, "GIS for Dummies"

GeoUnderground Solutions Enable


Complex Condition Assessment Data
Geo-Referenced CCTV
Leak Detection
Accurate 3-D Pipeline Position Information
Corrosion Evaluation/ Condition Assessment

Unlocks Critical Information

Understand Complex Business Processes	Answer Questions & Solve Problems	Reduce Project Delays
Plan Ahead	Reduce Unnecessary Interruptions	Access Real-Time Condition Assessment Data

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GeoUnderground Proprietary, cloud - based 3 - D mobile data management software as a service platform Comprehensive tool that allows users to easily and securely manage their X,Y&Z Big Data from anywhere in the world Provided to clients via a low monthly subscription fee per user Attribute information of assets (valves, fittings, reports) stored in GeoUnderground is searchable and accessible right on the map Designed around the Google Maps API which allows for unparalleled content, security, mobility and ease of use Advanced document management system allows users to digitally tag assets shown on the map with reports, inspection documents, pictures, etc., Interactive videos with GPS data of pipeline interiors can be viewed along the map 12

Data Acquisition Technologies Complete Spectrum of Data Acquisition Technologies 13

What Can we Map Infrastructure Water lines Sewer lines Electrical distribution Electrical transmission Gas & Oil transmission Natural gas distribution Telecom & fiber Now Using multiple technologies and integrating data into GeoUnderground provides a wide array of capabilities Mapping of most pipelines up to 15’ to 50’ deep underground – greater depths with gyroscopic devices Underwater mapping to 150’ Current combination sensors utilize thermal/LIDAR for pipeline mapping & leak detection from vehicle or helicopter In the Works Geospatial is continually seeking to add exciting new data acquisition technologies to our offering Discussions to collaborate with various potential channel partners to provide mapping and other location data Further combination sensor capabilities to locate pipelines, more accurately, more economically and to greater depths from an aerial platform such as a helicopter or a drone 14

Partial List of Successful Client Relationships Our services benefit and improve the quality of performance for the following industries: Oil & Gas Utilities Commercial Municipalities Engineering Firms Federal Markets All targeted markets share the common understanding that knowledge of assets is indispensable as it relates to disaster planning, maintenance, and good environmental stewardship Geospatial is working with domestic entities with international interests to discuss mapping and ma naging projects in countries around the globe 15 Global Markets Served

Go To Market Regional Presence established through the Global Partner Program Offers potential partners a new revenue source and higher margin opportunity Identified in excess of 6 0,000 potential service providers, engineers and others who are potential partners for the program Accelerates the Company’s national marketing and regional sales strategy while maintaining a very flexible overhead cost structure Program is central to desire to maintain an “asset - light” scalable “go to market” model We anticipate that there exists a t arget market opportunity of $4 Million annual revenue per city that can be captured in the third year of operations. Expect several partner offices in Florida and across the Southwest over the next 3 - 9 months National Sales through Select Verticals Focus on large, sophisticated projects (Entire Distribution Systems) Oil & Gas, Federal, Electrical Distribution, Education , Smart City initiatives Managed through direct sales relationships with each vertical Geospatial’s sales channels are based on an asset - light, highly scalable model Targeted Cities Region - > Area - > City 100 Area target with an initial priority on: • Florida • Southwest U.S. • Texas 16

Financial Review

Revenue Development

- Over the past few years, the Company has been able to generate revenue (~$1.5M) based on its mapping capabilities to help offset development costs
- Management's goal has been to develop a disruptive solution aimed at providing a comprehensive data management platform to the underground infrastructure market and not a model based on just mapping and location services
- Through its fully developed flagship product GeoUnderground, Geospatial is strategically positioned as a recurring revenue SaaS company that can deliver sustainable long-term value
- A full sales launch will commence post-funding and be the catalyst to accelerate revenue growth
- Initially, revenue will be derived from data acquisition services and over time shift toward recurring GeoUnderground seat license revenue. Geospatial intends to charge a monthly license fee of $50-$200 per seat

Important Note: While management believes that both the Cumulative Seat Licenses and the Quarterly Revenue Growth charts on this slide are achievable, we must acknowledge that we are providing a disruptive go-to-market solution and therefore we can only estimate the rate of acceptance which is wholly dependent on the risks referenced in the Forward Looking Statements section on slide #2.


Growth
Seats
0
Time


Revenue Split Over Time
Revenue Type
Time
Project Revenue
Software Subscription Revenue

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Economics of Model The anticipated shift towards a subscription based model should drive the recurring revenue base towards impressive gross margins approaching 80% . 19 With our anticipated growth rate, Geospatial expects to hit breakeven in the 5th Quarter post funding Based on its highly - leverageable , asset - light cost model, management estimates total SG&A expenses to approach 16% by year 3, generating significant levels of cash flow Important Note: While management believes that the financial charts on this slide are achievable, we must acknowledge that we are providing a disruptive go - to - market solution and therefore we can only estimate the rate of acceptance which is wholly dependent on the risks referenced in the Forward Looking Statements section on slide #2.

Investment Highlights & Q&A

Investment Highlights

Clear, Addressable Problem

- The underground is the "last frontier" that is not accurately mapped.
- Trillions of dollars need to be spent on our aging underground infrastructure
- Our Solution - Technology to map the underground and software to manage the data

Untapped Market with Explosive Growth Potential

- Affordable enterprise strength location data on your phone drives universal acceptance
- Regulators and risk management disciplines serving as pull through demand drive adoption
- Continued evolution toward the Internet of Things enables expanding market opportunities

Proprietary GIS Software Platform

- Big Data/cloud solution will replace expensive enterprise GIS
- Truly mobile platform – use from your phone
- Powerful and yet simple to use – GIS for Dummies – Every gas & water employee needs info

Technology Creates Competitive Advantage

- Technologically driven data acquisition technology and partners allows rapid scalable growth
- Seamless integration into GeoUnderground provides economical advantage
- Simple to use, GeoUnderground platform cements lasting relationship with client

Dynamic Management Team

- "Gray hair" that comes from 20 years of introducing technology to the Infrastructure market
- Mark holds numerous patents in the infrastructure management industry
- Strong relationships within the industry

Asset-Light Cost Structure

- Big Data/cloud solution
- Unique, scalable Global Partner Program allows rapid market penetration with minimal CapX
- Data acquisition costs minimized via integrated technology and software

Recurring Revenue with Great Margins

- Software as a Service creates ongoing, high margin subscription revenue
- On-going data acquisition revenues generated - "Razor and Razor-blade"
- Data management creates "sticky"" relationship with customer

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Q&A

Appendix

Full Service Capability Enhances Customer Experience

Geospatial works with its customers at every stage of mapping and managing of their underground infrastructure

Planning

Begin with a project plan and obtain any currently available documentation.

The client's goals, including required detail and accuracy, are assessed to determine the correct technologies needed to provide the proper deliverable to the client.

Acquiring

Each Geospatial Project Manager is thoroughly trained to utilize each of Geospatial's data acquisition technologies.

Our technicians are skilled and trained on both data acquisition and GIS data input into GeoUnderground.

Most data processing is automated and occurs directly in the field. Some types of data are transmitted back to our facility for processing.

Managing

GeoUnderground is completely customizable to your needs. It functions as a stand-alone GIS application or it can seamlessly integrate with existing enterprise GIS platforms. Geospatial easily downloads and exports AutoCAD® drawings, ESRI® shape files, geo-referenced video and photos and many other formats.

GeoUnderground is custom designed around the Google Maps API

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Global Partner Program – Potential Participants Land Surveyors Geospatial expands the traditional role of surveyors by providing the capability to accurately map the underground thus elevating the level of deliverables and increasing value to clients Private Utility Locators Private utility locators no longer have to invest in expensive hardware and technology in order to meet stricter guidelines and accuracy requirements as Geospatial provides their partners with equipment and training Engineering Companies Difficult to find underground infrastructure often impede upon construction processes – causing project costs to soar. Geospatial’s mapping solutions however, can accurately map anything underground and can save millions of dollars in design and redesign costs Aerial Data Collection Companies Aerial data collection companies have a costly collection process. As global partners however, all they need to do is attach Geospatial’s proprietary sensors and processing software and they can greatly increase their gross revenue per flight without having to do anything else Inspection Companies Pipeline inspection companies are judged by the quality of their data. Partnering with Geospatial will allow inspection companies to take it a step further and provide geo - referenced reports that can be used throughout the life of the infrastructure Underground Service Companies Service companies understand just how hard it is to both accurately locate underground infrastructure and communicate that information to clients. Mapping capabilities will be a great add on to a list of services that a partner can provide and will allow them to provide their client with a total solution 25

Markets Served Oil & Gas Geospatial's project managers are specialists and technological advancements in data acquisition are specialists in current regulations and developments in both the Oil & Gas industries. Geospatial also locates all crossing lines, valve fittings and other prominent features. Geospatial provides geo - referenced videos of above ground features and integrates all GIS data with existing AutoCAD drawings Municipal Water and Wastewater Our nation requires over $1.4 trillion dollars in Waste and Wastewater underground infrastructure rehabilitation. Geospatial's unique ability to create accurate 3 - D, as - built drawings, in combination with non - revenue water assessment and GIS data management services, provides the basis for cost - effective and progressive municipal program implementation. Electrical Distribution Geospatial provides GIS services and accurate x,y,z mapping for the installation and maintenance of conduits and cables for electric transmission and distribution companies. As a valuable asset to the utility industry, we provide detailed bending radius and joint integrity data, which is critical for the safe installation of sophisticated high - voltage electrical distribution conduits. Public/Private Partnerships Under our "PPP" model, Geospatial will team with a strong financial partner or partners to map all utilities within a municipality or facility and provide that data to various clients under a long term Data Subscription Model. This approach to facilities management offers risk reduction, compliance with the initial stages of CSO programs, broad efficiencies, and a long - term revenue stream back to the municipal, state, or Federal agency. It offers value to all stages of the utility life cycle, by making detailed subsurface 3 - D information on all pipelines and conduits available in a secure web - based GIS format to utilities, engineers, contractors and planners. International Geospatial is uniquely positioned to provide its suite of total solution packages and services on a global basis. Geospatial has extensive experience in the united states and our technologies have created substantial interest in our infrastructure management services abroad. Telecom and Fiber Optics Geospatial delivers the highest quality telecommunication and fiber optic conduit location, data acquisition and mapping services available. Geospatial's unique suite of technology and services were developed to map, analyze, and manage conduits as small as 1" in diameter located in vast underground networks. Geospatial allows telecommunication and fiber optic conduit owners to take preemptive action to protect these valuable assets. Federal Government Geospatial offers a total solution for restricted - access data acquisition, as well as, the implementation of on - site data management platforms. Geospatial has extensive experience with government facilities and federal contracts. Our services include critical underground infrastructure mapping, surveying, and secure data management initialization projects. Our knowledge and experience allows us the unique ability to gather critical mapping data while keeping the information completely secure. 26

Smart Infrastructure – Smart Cities Unifying an Entire Ecosystem

Mark Smith, CEO 724 - 353 - 3400 mark.smith@geospatialcorp.com Contact Troy Taggart, President 703 - 371 - 6655 troy.taggart@geospatialcorp.com geospatialcorp.com geounderground.com